THE ADVISORS’ INNER CIRCLE FUND III

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

(the “Funds”)

Supplement dated June 13, 2025 to the Funds’ Prospectus and Statement of Additional Information, each dated May 1, 2025

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Greg Zappin no longer serves as a portfolio manager for the Penn Mutual AM Strategic Income Fund or the Penn Mutual AM 1847 Income Fund, and George Cipolloni III no longer serves as a portfolio manager for the Penn Mutual AM 1847 Income Fund. Accordingly, all references to Mr. Zappin and Mr. Cipolloni contained in the Prospectus and SAI are hereby deleted.

In addition, the first sentence of the “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following: “Information regarding the portfolio managers that are primarily responsible or jointly and primarily responsible for the day-to-day management of the Funds is set forth below. The Funds' portfolio managers are supported by a team of investment professionals at the Adviser.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PNN-SK-007-0100